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                                                                 Exhibit 10.2.5


                     AMENDED AND RESTATED PROMISSORY NOTE A

$218,127,000                                                     MARCH 31, 2003

                                   RECITALS:

         WHEREAS the Borrowers (hereinafter defined) are indebted to Lender (hereinafter defined) with respect to a loan (the "ORIGINAL LOAN") in the original principal amount of $224,036,325 which is secured by the lien and security interest created, among other things, by those certain Mortgages/Deeds of Trust/Deeds to Secure Debt, Assignments of Leases and Rents and Security Agreements dated as of November 25, 2002 (as same may hereafter be amended, modified or supplemented, the "SECURITY INSTRUMENT") executed by the Borrower named therein, as grantor, in favor and for the benefit of Lender, as beneficiary, as security for the Original Loan;

         WHEREAS the Original Loan is evidenced by that certain promissory note in the original principal sum of $224,036,325 from the Borrowers to Lender dated as of November 25, 2002 (the "ORIGINAL NOTE");

         WHEREAS The current outstanding principal balance due under the Original Loan is $223,666,275;

         WHEREAS the Borrowers and Lender have severed the Original Note pursuant to the terms of that certain note severance agreement between the Borrowers and Lender dated as of the date hereof (the "SEVERANCE AGREEMENT") into two (2) separate and distinct obligations in substitution for the Original Note, represented by this Amended and Restated Promissory Note A in the amount of $218,127,000 and that certain Promissory Note B in the amount of $5,539,275; and

         WHEREAS the Borrowers and Lender intend these Recitals to be a material part of this Amended and Restated Note.

         NOW THEREFORE, FOR VALUE RECEIVED, the undersigned, each having an address c/o Lodgian, Inc., 3445 Peachtree Road, NE, Suite 700, Atlanta, Georgia 30326 (each, a "BORROWER", and collectively, "BORROWERS"), jointly and severally, promise to pay to the order of MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation (together with its successors and assigns, "LENDER"), at 4 World Financial Center, New York, New York 10080, or such other place as Lender may designate in writing, the principal sum of TWO HUNDRED EIGHTEEN MILLION ONE HUNDRED TWENTY-SEVEN THOUSAND AND NO/100 DOLLARS ($218,127,000.00), with interest on the unpaid principal balance from the date of this Note, until paid, at the Interest Rate in effect from time to time hereunder. This Amended and Restated Promissory Note A may be referred to herein as the "RESTATED NOTE," and the loan evidenced hereby may be referred to herein as the "LOAN." Capitalized terms used but not otherwise defined herein shall have the respective meanings given thereto in the Loan Agreement (hereinafter defined).


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         PAYMENTS OF PRINCIPAL AND INTEREST. Borrowers shall make payments of principal and interest on the outstanding principal balance of this Restated
Note in accordance with the terms and provisions of Section 2.4 of the Loan Agreement.

         The entire outstanding principal balance of the Loan, all accrued and unpaid interest thereon (including interest through the end of the Interest Accrual Period then in effect) and all other amounts due hereunder and under the other Loan Documents (collectively, the "DEBT") if not sooner paid (and unless Borrowers shall extend the term of the Loan for the First Extension Term, the Second Extension Term, or all Extension Terms) shall be due and payable on November 30, 2004 (the "SCHEDULED MATURITY DATE"). Subject to the terms and conditions of Section 2.5(B) of the Loan Agreement, Borrowers may extend the term of the Loan for the Extension Terms. The Scheduled Maturity Date, as the same may be extended for the First Extension Term, the Second Extension Term, or the Third Extension Term (subject to the terms and conditions of Section 2.5(B) of the Loan Agreement), or such other date on which the final payment of the Debt becomes due hereunder or under the Loan Agreement or the other Loan Documents, whether at such stated maturity date, by acceleration, or otherwise, shall be referred to herein as the "MATURITY DATE".

         Interest on the principal sum of this Restated Note shall be calculated on the basis of a 360 day year, and shall be charged for the actual number of days elapsed during any month or other accrual period.

         SECURITY; LOAN DOCUMENTS. This Restated Note is being executed and delivered pursuant to that certain Loan and Security Agreement, dated as of the date hereof (as amended, modified or restated from time to time, the "LOAN AGREEMENT"), among Borrowers and Lender, to which reference is hereby made for the terms and conditions governing this Restated Note, including the terms and conditions under which this Restated Note may be prepaid or its maturity accelerated. This Restated Note is secured by, among other things, those certain Mortgages/Deeds of Trust/Deeds to Secure Debt, Assignments of Leases and Rents and Security Agreements, dated as of the date hereof (as amended, modified or restated from time to time, collectively, the "INSTRUMENT"), executed by the Borrower named therein, encumbering such Borrower's fee simple or leasehold interest in and to certain real property as more particularly described therein (collectively, the "PROPERTY"). This Restated Note, the Loan Agreement, the Instrument, and all other documents or instruments given by Borrowers or any one of them or any guarantor and accepted by Lender for purposes of evidencing, securing, perfecting, or guaranteeing the indebtedness evidenced by this Restated Note may be referred to as the "LOAN DOCUMENTS."

         PREPAYMENT; PREPAYMENT CONSIDERATION. Borrowers shall have no right to prepay the Loan in whole or in part except as expressly provided in Section 2.6 of the Loan Agreement.

         EVENTS OF DEFAULT; ACCELERATION. Upon the occurrence and during the continuance of any Event of Default, at the option of Lender and without notice, the entire principal amount and all interest accrued and outstanding hereunder and all other amounts outstanding under any of the Loan Documents shall at once become due and payable, and Lender may exercise any and all of its rights and remedies under any of the Loan Documents or pursuant


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to applicable law. Lender may so accelerate such obligations and exercise such remedies at any time after the occurrence of any Event of Default, regardless of any prior forbearance.

         LATE CHARGES; DEFAULT INTEREST. If an Event of Default relating to non-payment of any principal, interest or other sums due under this Restated Note or under any of the other Loan Documents shall occur, then Borrowers shall pay to Lender, in addition to all sums otherwise due and payable, a late charge in an amount equal to five percent (5.0%) of such principal, interest or other sums due hereunder or under any other Loan Document (or, in the case of a partial payment, the unpaid portion thereof), such late charge to be immediately due and payable without demand by Lender.

         Upon the occurrence and during the continuance of an Event of Default and in any event from and after the Maturity Date of the Loan, the outstanding principal balance of this Restated Note and all other Obligations shall bear interest until paid in full at a rate per annum (the "DEFAULT RATE") equal to the sum of (i) five percent (5.0%) and (ii) the Interest Rate otherwise applicable under this Restated Note.

         Borrowers agree that such late charge and Default Rate of interest are reasonable and do not constitute a penalty.

         INTEREST LAWS. Notwithstanding any provision to the contrary contained in this Restated Note, the Loan Agreement or the other Loan Documents, Borrowers shall not be required to pay, and Lender shall not be permitted to collect, any amount of interest in excess of the maximum amount of interest permitted by law ("EXCESS INTEREST"). If any Excess Interest is provided for or determined by a court of competent jurisdiction to have been provided for in this Restated Note, the Loan Agreement or in any of the other Loan Documents, then in such event: (i) the provisions of this subsection shall govern and control; (ii) Borrowers shall not be obligated to pay any Excess Interest;
(iii) any Excess Interest that Lender may have received hereunder shall be, at Lender's option, (a) applied as a credit against either or both of the outstanding principal balance of the Loan or accrued and unpaid interest thereunder (not to exceed the maximum amount permitted by law), (b) refunded to the payor thereof, or (c) any combination of the foregoing; (iv) the interest rate(s) provided for herein shall be automatically reduced to the maximum lawful rate allowed from time to time under applicable law (the "MAXIMUM RATE"), and this Restated Note, the Loan Agreement and the other Loan Documents shall be deemed to have been and shall be, reformed and modified to reflect such reduction; and (v) Borrowers shall not have any action against Lender for any damages arising out of the payment or collection of any Excess Interest. Notwithstanding the foregoing, if for any period of time interest on any Obligation is calculated at the Maximum Rate rather than the applicable rate under this Restated Note, and thereafter such applicable rate becomes less than the Maximum Rate, the rate of interest payable on such Obligations shall, to the extent permitted by law, remain at the Maximum Rate until Lender shall have received or accrued the amount of interest which Lender would have received or accrued during such period on Obligations had the rate of interest not been limited to the Maximum Rate during such period. If the Default Rate shall be finally determined to be unlawful, then the Interest Rate shall be applicable during any time when the Default Rate would have been applicable hereunder, provided however that if the Maximum Rate is greater or lesser than the Interest Rate, then the foregoing provisions of this paragraph shall apply.


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         CERTAIN RIGHTS AND WAIVERS. From time to time, without affecting the obligation of Borrowers or their successors or assigns to pay the outstanding principal balance of this Restated Note, interest thereon and other amounts due hereunder and to observe the covenants contained herein, in the Loan Agreement, the Instrument or in any other Loan Document, without affecting the guaranty of any person or entity for payment of the outstanding principal balance of this Restated Note, without giving notice to or obtaining the consent of any Borrower or its successors or assigns or any guarantors or indemnitor, and without liability on the part of Lender, Lender may, at its option, extend the time for payment of the outstanding principal balance of this Restated Note or any part thereof, reduce the payments thereon, release anyone liable for payment of all or a portion of said indebtedness, accept a renewal of this Restated Note, modify the terms and time of payment of said outstanding principal balance, join in any extension or subordination agreement, release any security given herefor, take or release other or additional security, and agree in writing with the undersigned to modify the rate of interest or period of amortization of this Restated Note or change the amount of the monthly installments payable hereunder.

         Presentment, notice of dishonor, and protest are hereby waived by Borrowers and all makers, sureties, guarantors and endorsers hereof. This Restated Note shall be binding upon Borrowers and their successors and assigns.

         EACH BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THIS RESTATED NOTE, THE INSTRUMENT, ANY OTHER LOAN DOCUMENT, ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY.

         ASSIGNMENT AND TRANSFER OF RESTATED NOTE. Lender shall have the right to assign or transfer, in whole or in part (including the right to grant participation interests in) any or all of its obligations under this Restated Note, the Loan Agreement, the Instrument and any or all of the other Loan Documents, subject to the terms of the Loan Agreement. Lender shall be released of any obligations accruing after the date of such assignment or transfer to the extent that the same are so assigned or transferred, and the rights and obligations of "LENDER" hereunder shall become the rights and obligations of the transferee holder. Lender agrees to provide Borrowers with notice of any such assignment; provided, however, that no Borrower's consent shall be required in connection with any such assignment and no failure or delay by Lender in delivering such notice shall limit the effectiveness of such assignment.

         LIMITATION ON RECOURSE. The obligations of Borrowers hereunder are subject to limitations on recourse as provided in Article XII of the Loan Agreement.

         ATTORNEYS' FEES, COSTS OF COLLECTION. Borrowers shall pay to Lender on demand all reasonable out-of-pocket costs and expenses, including reasonable attorneys' fees and expenses, incurred by Lender in collecting the indebtedness arising hereunder or under any other Loan Documents or secured thereby or otherwise exercising any rights or remedies of


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Lender hereunder or thereunder or at law or in equity or enforcing the obligations of any parties hereto or thereto, or as a consequence of any breach or default by any Borrower or any guarantor hereunder or thereunder, or otherwise as a consequence of any right evidenced or secured by this Restated Note or the Loan Documents. Without limitation, such costs and expenses to be reimbursed by Borrowers shall include reasonable attorneys' fees and expenses incurred in any bankruptcy case or proceeding and in any appeal.

         APPLICABLE LAW. This Restated Note shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and performed in the State of New York and any applicable laws of the United States of America.

         TIME OF ESSENCE. Subject to the terms of the Loan Agreement, time shall be of the essence as to all of the terms, covenants and conditions of this Restated Note. If the due date of any payment due hereunder or under any of the other Loan Documents shall fall on a day other than a Business Day, Borrowers shall be required to make such payment on the next succeeding Business Day.

         REPLACEMENT NOTE. This Restated Note is "Amended and Restated Promissory Note A" executed and delivered pursuant to the Severance Agreement. The principal indebtedness evidenced hereby is a portion of the principal indebtedness evidenced by the Original Note in the original principal sum of $224,036,325 made by the Borrowers to Lender.


                       [NO ADDITIONAL TEXT ON THIS PAGE]


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         IN WITNESS WHEREOF, the undersigned Borrowers have executed this
Restated Note as of the date first written above.


                           ALBANY HOTEL, INC., a Florida corporation,

                           APICO HILLS, INC., a Pennsylvania corporation,

                           APICO INNS OF GREEN TREE, INC., a Pennsylvania corporation,

                           BRUNSWICK MOTEL ENTERPRISES, INC., a Georgia corporation,

                           DOTHAN HOSPITALITY 3053, INC., an Alabama corporation,

                           DOTHAN HOSPITALITY 3071, INC., an Alabama corporation,

                           GADSDEN HOSPITALITY, INC., an Alabama corporation,

                           LODGIAN AMI, INC., a Maryland corporation,

                           MINNEAPOLIS MOTEL ENTERPRISES, INC., a Minnesota corporation,

                           NH MOTEL ENTERPRISES, INC., a Michigan corporation,

                           SERVICO AUSTIN, INC., a Texas corporation,

                           SERVICO CEDAR RAPIDS, INC., an Iowa corporation,

                           SERVICO COLUMBIA, INC., a Maryland corporation,

                           SERVICO GRAND ISLAND, INC., a New York corporation,

                           SERVICO HOUSTON, INC., a Texas corporation,

                           SERVICO JAMESTOWN, INC., a New York corporation,

                           SERVICO LANSING, INC., a Michigan corporation,


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                           SERVICO MARKET CENTER, INC., a Texas corporation,

                           SERVICO MARYLAND, INC., a Maryland corporation,

                           SERVICO METAIRIE, INC., a Louisiana corporation,

                           SERVICO NEW YORK, INC., a New York corporation,

                           SERVICO NIAGARA FALLS, INC., a New York corporation,

                           SERVICO NORTHWOODS, INC., a Florida corporation,

                           SERVICO PENSACOLA 7200, INC., a Delaware corporation,

                           SERVICO PENSACOLA 7330, INC., a Delaware corporation,

                           SERVICO PENSACOLA, INC., a Delaware corporation,

                           SERVICO ROLLING MEADOWS, INC., an Illinois corporation,

                           SERVICO WINTER HAVEN, INC., a Florida corporation,

                           SHEFFIELD MOTEL ENTERPRISES, INC., an Alabama corporation,

                           IMPAC HOTELS I, L.L.C., a Georgia limited liability company, and

                           LODGIAN MEMPHIS PROPERTY OWNER, LLC, a Delaware limited liability company

                           By: /s/ Daniel E. Ellis
                              -------------------------------------------------
                              Name: Daniel E. Ellis
                              Title: Vice President and Secretary or authorized
                                     signatory of the above entities


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                           AMI OPERATING PARTNERS, L.P., a Delaware limited
                           partnership

                           By: AMIOP ACQUISITION GENERAL PARTNER SPE CORP., a
                               Delaware corporation, its General Partner

                               By: /s/ Daniel E. Ellis
                                  ---------------------------------------------
                                  Name: Daniel E. Ellis
                                  Title: Vice President and Secretary

                           DEDHAM LODGING ASSOCIATES I, LIMITED PARTNERSHIP, a Georgia limited partnership

                           By: DEDHAM LODGING SPE, INC., a Delaware
                               corporation, its General Partner

                               By: /s/ Daniel E. Ellis
                                  ---------------------------------------------
                                  Name: Daniel E. Ellis
                                  Title: Vice President and Secretary

                           LITTLE ROCK LODGING ASSOCIATES I, LIMITED
                           PARTNERSHIP, a Georgia limited partnership

                           By: LODGIAN LITTLE ROCK SPE, INC., a Delaware
                               corporation, its General Partner

                               By: /s/ Daniel E. Ellis
                                  ---------------------------------------------
                                  Name: Daniel E. Ellis
                                  Title: Vice President and Secretary

                           SERVICO CENTRE ASSOCIATES, LTD., a Florida limited partnership

                           By: SERVICO PALM BEACH GENERAL PARTNER SPE, INC., a
                               Delaware corporation, its General Partner

                               By: /s/ Daniel E. Ellis
                                  ---------------------------------------------
                                  Name: Daniel E. Ellis
                                  Title: Vice President and Secretary